AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
November 2011

For the month of November 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.47% and a net return of 0.44%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.09% for the month.

November 2011 gross relative performance:  +0.56%

Performance for periods ended November 30, 2011
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	7.29%	6.12%	7.98%	6.57%	6.14%
HIT Total Net Rate of Return	6.86%	5.65%	7.51%	6.12%	5.72%
Barclays Capital Aggregate Bond Index	6.67%	5.52%	7.69%	6.14%	5.59%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector in the index with excess returns to Treasuries of -288 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 19.7% of the Barclays Aggregate as of November 30, 2011.

●
Strong overall performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads were tighter to slightly wider compared to Treasuries.  Fannie Mae multifamily DUS security spreads to Treasuries tightened across structures, with the 10/9.5 structure tightening by 5 bps.   Ginnie Mae construction/permanent loan certificate spreads were flat to Treasuries, while permanent certificate spreads were about 3 bps wider.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -14, -146, -280, and -268 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 93% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 75% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                         November 2011 Performance Commentary

●
The portfolio’s underweight to single family MBS (RMBS), as this was the third worst performing sector in the Barclays Aggregate with excess returns of -22 bps.  As of November 30, 2011, the portfolio had a 25.8% allocation to RMBS compared to the index’s 32.0% allocation.

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to Treasuries as this sector was the second best performing major sector in the Barclays Aggregate, with absolute returns of 0.75%.  At the end of November, the index had a Treasury allocation of 34.9%, while the HIT held 7.4%.

November 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.75%	+0	5.90
Agencies	-0.08%	-41	3.53
Single family agency MBS (RMBS)	+0.18%	-22	3.22
Corporates	-1.96%	-288	6.77
Commercial MBS (CMBS)	+0.33%	+8	3.36
Asset-backed securities (ABS)	+0.19%	-7	3.12
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/11	11/30/11	Change
3 Month	-0.015%	0.000%	0.0153%
6 Month	0.041%	0.051%	0.0102%
1 Year	0.107%	0.107%	0.0000%
2 Year	0.238%	0.254%	0.0157%
3 Year	0.383%	0.394%	0.0108%
5 Year	0.960%	0.952%	-0.0079%
7 Year	1.550%	1.523%	-0.0275%
10 Year	2.113%	2.068%	-0.0453%
30 Year	3.131%	3.055%	-0.0753%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.